UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2022

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On October 20, 2022, Cornerstone Building Brands, Inc. filed a Current Report on Form 8-K dated October 20, 2022 (the “Original 8-K”) with the U.S. Securities and Exchange Commission. This Amendment is being filed to correct a clerical error in the Non-GAAP Financial Measures table of the Original 8-K. Except as stated in this Explanatory Note, no other changes have been made to the Original 8-K.

Item 2.02 Results of Operations and Financial Condition.
Cornerstone Building Brands, Inc. (the “Company”) is presenting the following selected preliminary unaudited financial information for the three months ended October 1, 2022, together with the comparable financial information for the three months ended October 2, 2021.The financial information presented in this Form 8-K (the “Form 8-K”) is preliminary and subject to completion of management’s and our audit committee’s final reviews, as well as the review by our independent registered public accountants and our other financial closing procedures. As a result, the preliminary financial information for the periods presented above reflects management’s preliminary estimate with respect to such information based on preliminary unaudited information available as of the date hereof, and may vary from the Company’s actual financial results for this period which will be included in our Form 10-Q filing for the quarter ended October 1, 2022 which is expected to be filed with the U.S. Securities and Exchange Commission (“SEC”) by November 10, 2022.
Our preliminary unaudited financial information set forth below separately describes the period July 25, 2022 through October 1, 2022 as “Successor” periods and the periods prior to July 25, 2022 as “Predecessor” periods. Although U.S. GAAP requires that we report our results for the period from July 25, 2022 through October 1, 2022 separately from the period from July 3, 2022 through July 24, 2022, management is presenting the Company’s preliminary operating results for the three months ended October 1, 2022 by combining the results of the applicable Predecessor and Successor periods because management believes such presentation provides the most meaningful comparison of our preliminary results to prior periods.

		Three Months Ended
	Successor	Predecessor	Combined*	Predecessor
(in thousands)	Period from July 25, 2022 through October 1, 2022	Period from July 3, 2022 through July 24, 2022	Period from July 3, 2022 through October 1, 2022	Period from July 4, 2021 through October 2, 2021
Net sales	$1,274,883	$365,479	$1,640,362	$1,444,405
Operating income (loss)	47,034	(12,664)	34,370	910,726
Adjusted operating income*	93,190	18,294	111,484	112,242
Adjusted EBITDA*	149,450	36,582	186,032	183,297
* ‒ Refer to Non-GAAP Financial Measures herein for further discussion.
The increase in net sales and Adjusted EBITDA for the period from July 3, 2022 through October 1, 2022 compared with the period from July 4, 2021 through October 2, 2021 is due principally to favorable price impacts partially offset by lower volumes and inflation.

Non-GAAP Financial Measures
The below table provides reconciliations of non-GAAP financial measures presented in this Current Report on Form 8-K to the most directly comparable measures prepared in accordance with U.S. GAAP for the periods presented.

		Three Months Ended
	Successor	Predecessor	Combined*	Predecessor
(in thousands)	Period from July 25, 2022 through October 1, 2022	Period from July 3, 2022 through July 24, 2022	Period from July 3, 2022 through October 1, 2022	Period from July 4, 2021 through October 2, 2021
Operating income (loss)	$47,034	$(12,664)	$34,370	$910,726
Restructuring and impairment charges	2,399	975	3,374	971
Share-based compensation	8,838	937	9,775	8,353
Acquired inventory step-up amortization	30,317	—	30,317	—
Strategic development and acquisition related costs	2,732	28,895	31,627	22,250
Loss (gain) on divestitures	1,762	—	1,762	(831,252)
Other	108	151	259	1,194
Adjusted operating income	93,190	18,294	111,484	112,242
Depreciation and amortization	56,260	18,288	74,548	71,055
Adjusted EBITDA	$149,450	$36,582	$186,032	$183,297
* ‒ Consists of the mathematical addition of selected financial data of the Predecessor and Successor periods. No other adjustments are made to the combined presentation.

We present certain “non-GAAP financial measures” as defined under the Securities Exchange Act of 1934. Management believes that the use of such non-GAAP financial measures provides investors with useful information upon which to assess our operating performance. Such non-GAAP financial measures should not be construed as an alternative to reported results determined in accordance with U.S. GAAP. However, we believe the presentation of the non-GAAP financial measures, when considered together with the comparable U.S. GAAP financial measures, along with a reconciliation to its respective U.S. GAAP financial measure, enables investors to better understand the factors and trends affecting our underlying business that could not be obtained absent these disclosures. Additionally, we believe that the presentation of our non-GAAP financial measures enables investors to evaluate trends in the business excluding certain items which are not entirely a result of our core operations.
Specifically, in this report, we discuss Adjusted operating income and Adjusted EBITDA. We also discuss Combined financial results which is a combination of our selected financial and operating data of the Predecessor and Successor periods. The presentation of the Combined selected financial and operating data consists of the mathematical addition of selected financial and operating data of the Successor for the period from July 25, 2022 through October 1, 2022 with the financial and operating data of the Predecessor for the period from July 3, 2022 through July 24, 2022. There are no other adjustments made in this combined presentation.
The presentation of these non-GAAP financial measures supplements other metrics we use to internally evaluate our business and facilitates the comparison of past and present operations. The non-GAAP financial measures we use may differ from non-GAAP financial measures used by other companies, and other companies may not define non-GAAP financial measures we use in the same way.
The preliminary financial information is not a comprehensive statement of the Company’s financial results and is subject to change pending completion of the Company’s financial closing procedures for the quarter ended October 1, 2022, final adjustments and other developments that may arise prior to the time the Company’s financial results are finalized, which may be material. The preliminary financial information should not be viewed as a substitute for financial statements prepared in accordance with U.S. GAAP and is not necessarily indicative of the results to be achieved in future periods. Accordingly, you should not place undue reliance on this preliminary financial information as additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations for the period. The Company’s independent registered public accounting firm has not conducted a review of, and does not express an opinion or any other form of assurance with respect to, this preliminary unaudited financial information. It is possible that the Company or its independent registered public accounting firm may identify items that require them to make adjustments to the preliminary estimates set forth above and those changes could be material. The Company undertakes no obligation, and specifically disclaims any obligation, to update the information presented in this Form 8-K in the future to reflect events and circumstances occurring or existing after the date hereof, except as may be required by law or the terms of our unsecured bonds.
Forward- Looking Statements
Certain statements and information in this Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “guidance,” “plan,” “potential,” “expect,” “should,” “will,” “forecast,” “target” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations, assumptions and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts and estimates, and therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Such forward-looking statements may include, but are not limited to, statements concerning our preliminary financial and operating results for the period from July 3, 2022 through October 1, 2022. Among the factors that could cause actual results to differ materially include, but are not limited to industry cyclicality; seasonality of the business and adverse weather conditions; challenging economic conditions affecting the residential, non-residential and repair and remodeling construction industries and markets; commodity price volatility and/or limited availability of raw materials, including polyvinyl chloride (“PVC”) resin, glass, aluminum, natural gas and steel due to supply chain disruptions; our ability to identify and develop relationships with a sufficient number of qualified suppliers and to mitigate risk in the event that a significant supplier experiences a significant production or supply chain interruption; the increasing difficulty of consumers and builders in obtaining credit or financing; increases in the macroeconomic inflationary environment and our ability to react accordingly; our ability to successfully achieve price increases to offset cost increases; our ability to successfully implement operational efficiency initiatives, including automation; our ability to successfully integrate our acquired businesses; our ability to attract and retain employees, including through various initiatives and actions; volatility in the U.S. and international economies and in the credit markets; the severity, duration and spread of the COVID-19 pandemic, as well as actions that may be taken by the Company or governmental authorities to contain the COVID-19 pandemic or to treat its impact and the resulting impact on supply chain and labor pressures; macroeconomic uncertainty and market volatility resulting from geopolitical concerns, including Russia’s invasion of Ukraine; an impairment of goodwill and/or intangible assets; our ability to successfully develop new products or improve existing products; enforcement and obsolescence of our intellectual property rights; costs related to compliance with, violations of or liabilities under environmental, health and safety laws; competitive activity and pricing pressure in our industry; our ability to make strategic acquisitions accretive to earnings and dispositions at favorable prices and terms; our ability to fund operations, provide increased working capital necessary to support our strategy and acquisitions using available liquidity; our ability to carry out our restructuring plans and to fully realize the expected cost savings; global climate change, including compliance with new laws or regulations relating thereto; breaches of our information system security measures; damage to our computer infrastructure and software systems; necessary maintenance or replacements to our enterprise resource planning technologies; potential personal injury, property damage or product liability claims or other types of litigation, including stockholder litigation related to the acquisition of the Company by Clayton Dubilier & Rice, LLC; compliance with certain laws related to our international business operations; increases in labor costs, labor market pressures, potential labor disputes, union organizing activity and work stoppages at our facilities or the facilities of our suppliers; significant changes in factors and assumptions used to measure certain of our defined benefit plan obligations and the effect of actual investment returns on pension assets; ability to compete effectively against competitors with substitutable products; additional costs from new regulations which relate to the utilization or manufacturing of our products or services, including changes in building codes and standards; our ability to realize the anticipated benefits of acquisitions and dispositions and to use the proceeds from dispositions; our substantial indebtedness and our ability to incur substantially more indebtedness; limitations that our debt agreements place on our ability to engage in certain business and financial transactions; our ability to obtain financing on acceptable terms; exchange rate fluctuations; downgrades of our credit ratings and the effect of increased interest rates on our ability to service our debt. See also the “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 2, 2022 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other risks described in documents subsequently filed by the Company from time to time with the SEC, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in these forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Name: Alena S. Brenner
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: October 20, 2022